UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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Filed by a party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TWELVE SEAS INVESTMENT COMPANY II

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TWELVE SEAS INVESTMENT COMPANY II
228 Park Avenue S.
Suite 89898
New York, NY 10003-1502

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF TWELVE SEAS INVESTMENT COMPANY II:

You are cordially invited to attend the special meeting in lieu of an annual meeting of stockholders (the “Meeting”) of Twelve Seas Investment Company II (“we,” “us,” “our” or the “Company”), to be held at [__:__] [a.m./p.m.] Eastern Time on November [_], 2023. The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq Stock Market LLC. At the Meeting, you will have the opportunity to present questions to the management of the Company.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting https://www.cstproxy.com/[_____].

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated [_____], 2023, and is first being mailed, along with our Annual Report on Form 10-K for the year ended December 31, 2022 (“2022 Annual Report”), to stockholders of the Company on or about November [_], 2023. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on March 2, 2021 (the “IPO”), from December 2, 2023 to June 2, 2024, or such earlier date as determined by the Company’s board of directors (the “Board”) (each such extension, an “Extension,” and such extended date, the “Extended Date”);

2)      a proposal to re-elect each of Jonathan Morris, Anthony Steains and Bob Foresman as Class I directors of the Board until the annual meeting of the Company to be held in 2025 or until their successors are appointed and qualified (the “Director Election Proposal”); and

3)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Director Election Proposal.

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. While we are currently in discussions regarding a Business Combination opportunity, our Board currently believes that there will not be sufficient time before December 2, 2023, to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

The Company initially had until March 2, 2023, to consummate an initial Business Combination. On February 28, 2023, the Company held a special meeting of stockholders, at which stockholders approved an extension of the time the Company has to complete a Business Combination from March 2, 2023 to December 2, 2023, or such earlier date as determined by the Board (the “First Extension”). In connection with such meeting, stockholders holding 31,291,466 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”), and as a result $318,435,861 (approximately $10.17 per share) was removed from the Trust Account to pay such holders. In connection with the First Extension, on March 3, 2023, the Company issued a promissory note in the aggregate principal amount of up to $900,000 (the “First Extension Note”) to Twelve Seas Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company equal installments of $100,000, or approximately $0.03 per Public Share that was not redeemed in connection with the First Extension, to be deposited into the Trust Account for each month of the First Extension. Following the redemptions in connection with the First Extension, the Company had 3,208,534 Public Shares outstanding.

On February 6, 2023, the Sponsor elected to convert on a one-for-one basis 8,625,000 shares of our Class B common stock that were issued prior to our IPO into 8,625,000 shares of Class A common stock (the “Founder Conversion”), and following the Founder Conversion, our Sponsor no longer owned any shares of Class B common stock. The 8,625,000 shares of Class A common stock issued to our Sponsor in connection with the Founder Conversion are collectively referred to herein as the “Founder Shares.” The Founder Shares, following the Founder Conversion, are subject to the same restrictions as the Class B common stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the prospectus for our IPO. The Founder Shares are entitled to registration rights. Our Sponsor also owns 660,000 private placement units (together with the 230,000 private placement units purchased by the representative of the IPO underwriters (the “Representative”), the “Private Placement Units”), purchased in a private placement that occurred simultaneously with the completion of the IPO.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or November [_], 2023). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, loans (the “Loans”) equal to the lesser of (x) $[_____] in the aggregate or (y) $[___] for each Public Share that is not redeemed (such amount, the “Monthly Amount”), which amount will be paid if the Business Combination is not consummated by December 2, 2023, for each calendar month (commencing on December 3, 2023, and ending on the second (2nd) day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until June 2, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [_____] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on June 2, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[___] per share, with the aggregate maximum contribution to the Trust Account being $[_____]. However, if [_____] Public Shares are redeemed and [_____] of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $[___] per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by December 3, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the second (2nd) day of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether, and for how many months, to extend up to June 2, 2024, and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate.

As of the Record Date (as defined below), based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on the Record Date as reported on the Nasdaq Capital Market was $[__]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by December 2, 2023, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by December 2, 2023. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. However, our Sponsor, officers, directors or Representative will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares that they acquired in or after our IPO if we fail to complete our Business Combination by December 2, 2023.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the holders of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Our Board has fixed the close of business on October 24, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on the Record Date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, THE DIRECTOR ELECTION PROPOSAL and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Director Election Proposal, the Adjournment Proposal, and the Meeting. Also enclosed is our 2022 Annual Report. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

[_____], 2023	By Order of the Board of Directors

Name: Dimitri Elkin
Title: Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and the Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the Meeting will also have no effect on the outcome of the vote on the Director Election Proposal and the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of an Annual Meeting of Stockholders to be held on November [_], 2023: This notice of Meeting, the accompanying Proxy Statement and the 2022 Annual Report are available at https://www.cstproxy.com/[_____].

TWELVE SEAS INVESTMENT COMPANY II
228 Park Avenue S.
Suite 89898
New York, NY 10003-1502

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting in lieu of an annual meeting of stockholders (the “Meeting”) of Twelve Seas Investment Company II (“we,” “us,” “our” or the “Company”), will be held at [__:__] [a.m./p.m.] Eastern Time on November [_], 2023. The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq Stock Market LLC (“Nasdaq”). Stockholders will have the opportunity to present questions to the management of the Company (the “Management”) at the Meeting.

You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/[_____]. The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on March 2, 2021 (the “IPO”), from December 2, 2023 to June 2, 2024, or such earlier date as determined by the Company’s board of directors (the “Board”) (each such extension, an “Extension,” and such extended date, the “Extended Date”);

2)      a proposal to re-elect each of Jonathan Morris, Anthony Steains and Bob Foresman as Class I directors of the Board until the annual meeting of the Company to be held in 2025 or until their successors are appointed and qualified (the “Director Election Proposal”); and

3)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Director Election Proposal.

The Extension Amendment Proposal is required for the implementation of the plan of the Board to extend the date by which the Company has to complete the Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. While we are currently in discussions regarding a Business Combination opportunity, our Board currently believes that there will not be sufficient time before December 2, 2023, to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

The Company initially had until March 2, 2023, to consummate an initial Business Combination. On February 28, 2023, the Company held a special meeting of stockholders, at which stockholders approved an extension of the time the Company has to complete a Business Combination from March 2, 2023 to December 2, 2023, or such earlier date as determined by the Board (the “First Extension”). In connection with such meeting, stockholders holding 31,291,466 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”), and as a result $318,435,861 (approximately $10.17 per share) was removed from the Trust Account to pay such holders. In connection with the First Extension, on March 3, 2023, the Company issued a promissory note in the aggregate principal amount of up to $900,000 (the “First Extension Note”)

to Twelve Seas Sponsor II LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company equal installments of $100,000, or approximately $0.03 per Public Share that was not redeemed in connection with the First Extension, to be deposited into the Trust Account, for each month of the First Extension. Following the redemptions in connection with the First Extension, the Company had 3,208,534 Public Shares outstanding.

On February 6, 2023, the Sponsor elected to convert on a one-for-one basis 8,625,000 shares of our Class B common stock that were issued prior to our IPO into 8,625,000 shares of Class A common stock (the “Founder Conversion”), and following the Founder Conversion, our Sponsor no longer owned any shares of Class B common stock. The 8,625,000 shares of Class A common stock issued to our Sponsor in connection with the Founder Conversion are collectively referred to herein as the “Founder Shares.” The Founder Shares, following the Founder Conversion, are subject to the same restrictions as the Class B common stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in our IPO prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”), on March 1, 2021 (the “IPO Prospectus”). The Founder Shares are entitled to registration rights. Our Sponsor also owns 660,000 private placement units (together with the 230,000 private placement units purchased by the representative of the IPO underwriters (the “Representative”), the “Private Placement Units”), purchased in a private placement that occurred simultaneously with the completion of the IPO.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or November [_], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, loans (the “Loans”) equal to the lesser of (x) $[_____] in the aggregate or (y) $[___] for each Public Share that is not redeemed (such amount, the “Monthly Amount”), which amount will be paid if the Business Combination is not consummated by December 2, 2023, for each calendar month (commencing on December 3, 2023, and ending on the second (2nd) day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until June 2, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [_____] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on June 2, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[___] per share, with the aggregate maximum contribution to the Trust Account being $[_____]. However, if [_____] Public Shares are redeemed and [_____] of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $[___] per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by December 3, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the second (2nd) day of such calendar month

(or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether, and for how many months, to extend up to June 2, 2024, and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[_____] that was in the Trust Account as of the Record Date (as defined below). In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by December 2, 2023, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by December 2, 2023 (the “Combination Period”). In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. However, our Sponsor, officers, directors or Representative will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares that they acquired in or after our IPO if we fail to complete our Business Combination by December 2, 2023. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any (x) any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and (y) claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of the Record Date, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in our IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated February 25, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Amendment Proposal is approved.

Our Board has fixed October 24, 2023 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 12,998,534 shares of our Class A common stock and no shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. (“Advantage” or the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated [_____], 2023 and is first being mailed, along with our Annual Report on Form 10-K for the year ended December 31, 2022 (“2022 Annual Report”), to stockholders on or about November [_], 2023.

By Order of the Board of Directors

Name: Dimitri Elkin
Title: Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting in lieu of an annual meeting of stockholders, to be held at [__:__] [a.m./p.m.] Eastern Time on November [_], 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about November [_], 2023.

We are a blank check company formed in Delaware on July 21, 2020, for the purpose of effecting a Business Combination with one or more businesses. On March 2, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $308,000,000 ($10.00 per unit) in the aggregate. The underwriters (the “Underwriters”) had a 45-day option from March 2, 2021, to purchase up to an additional 4,500,000 units to cover over-allotments. On March 8, 2021, the Underwriters exercised their over-allotment option in full, and the closing of the issuance and sale of the additional 4,500,000 units (the “Over-Allotment Units”) occurred on March 10, 2021, generating gross proceeds of $45,000,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 90,000 Private Placement Units at a price of $10.00 per Private Placement Unit, generating an additional $900,000 of gross proceeds.

Following the closing of the IPO and the over-allotment option, which was fully exercised, on March 2, 2021, and March 10, 2021, respectively, $345,000,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO (the “Units”) and the sale of the Private Placement Units was placed in a Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, December 2, 2023).

The Company initially had until March 2, 2023, to consummate an initial Business Combination. On February 28, 2023, the Company held a special meeting of stockholders, at which stockholders approved an extension of the time the Company has to complete a Business Combination from March 2, 2023 to December 2, 2023, or such earlier date as determined by the Board.

Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination. The Meeting is being held, in part, to allow us additional time to complete the Business Combination.

Why does the Company need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders within 12 months after the end of our fiscal year.

In addition to sending our stockholders this Proxy Statement, we are also sending our 2022 Annual Report, so that at the Meeting, stockholders may discuss and ask questions of the Company with respect to such financial statements.

The Proposals

What is being voted on?

You are being asked to vote on three Proposals:

•        Extension Amendment Proposal.    A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from December 2, 2023 to June 2, 2024, or such earlier date as determined by the

Board. Monthly Amounts will be paid, if the Business Combination is not consummated by December 2, 2023, for each calendar month (commencing on December 3, 2023, and ending on the second (2nd) day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until June 2, 2024;

•        Director Election Proposal.    A proposal to re-elect each of Jonathan Morris, Anthony Steains and Bob Foresman as Class I directors of the Board until the annual meeting of the Company to be held in 2025 or until their successors are appointed and qualified; and

•        Adjournment Proposal.    A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by December 2, 2023, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units issued to them simultaneously with the closing of the IPO. However, our Sponsor, officers, directors or Representative will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares that they acquired in or after our IPO if we fail to complete our Business Combination by December 2, 2023. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

Why is the Company proposing the Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before December 2, 2023. As explained below, we will not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

The Company believes that given its expenditure of time, effort and money on finding a Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from December 2, 2023 to June 2, 2024 (or such earlier date as determined by the Board).

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Extension Amendment Proposal and the Director Election Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes that it is in the best interests of its stockholders that we continue our existence until the Extended Date (or such earlier date as determined by the Board) in order to allow us more time to identify potential Business Combination targets and complete our Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of the Public Shares sold in our IPO from December 2, 2023, up to June 2, 2024 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to enter into and consummate a Business Combination with potential target companies.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before December 2, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the director nominees?

Each of Messrs. Morris, Steains and Foresman has served on our Board since our IPO. Our Board believes that the stability and continuity of our Board is important as we continue to search for and complete the Business Combination.

Our Board recommends that you vote in favor of each of the nominees set forth in the Director Election Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

What vote is required to adopt the Proposals?

•        Extension Amendment Proposal.    The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date.

•        Director Election Proposal.    The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the holders of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Our Sponsor, officers and directors, following redemptions by our public stockholders in connection with the First Extension, own approximately 66.4% of the outstanding shares of common stock entitled to vote at the Meeting and intend to vote all of the shares of common stock owned by them in favor of the Extension Amendment Proposal and the other proposals. Assuming that a quorum is achieved at the Meeting and our Sponsor, officers and directors vote all of the shares of common stock owned by them at the Meeting, the Extension Amendment Proposal and the other proposals can be approved at the Meeting even if some or all of our other public stockholders do not approve the Extension Amendment Proposal and the other proposals.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, so long as you make the Election. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the director nominees to be elected, you must withhold or vote against each nominee. Abstentions and broker non-votes (as described below) will have no effect on the Director Election Proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Currently, our Sponsor, Board and Management own approximately 66.4% of our issued and outstanding shares of common stock, including 8,625,000 Founder Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, “FOR” each of the nominees set forth in the Director Election Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, ownership of (i) 8,625,000 Founder Shares (purchased for a nominal price prior to the IPO), (ii) 660,000 Private Placement Units (purchased for $10.00 per Private Placement Unit), which would expire worthless if the Business Combination is not consummated, (iii) a promissory note in the principal amount of up to $300,000 issued to finance the our IPO costs and expenses, of which approximately $36,921 was outstanding as of September 30, 2023, (iv) and a promissory note in the principal amount of up to $900,000 issued to fund the First Extension, of which $700,000 had been drawn down as of September 30, 2023. See the section below entitled “Proposal One — The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Extension Amendment Proposal

What amount will holders receive upon consummation of a subsequent Business Combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, Loans equal to the Monthly Amount, which amount will be paid if the Business Combination is not consummated by December 2, 2023, for each calendar month (commencing on December 3, 2023, and ending on the second (2nd) day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until June 2, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. . If more than [_____] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on June 2, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[___] per share, with the aggregate maximum contribution to the Trust Account being $[_____]. However, if [_____] Public Shares are redeemed and [_____] of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $[___] per share.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by December 3, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the second (2nd) day of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether, and for how many months, to extend up until June 2, 2024, and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by December 2, 2023, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. However, our Sponsor, officers, directors or Representative will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares that they acquired in or after our IPO if we fail to complete our Business Combination by December 2, 2023. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Extension Amendment Proposal is approved, what happens next?

We are seeking the Extension Amendment to provide us time to compete the Business Combination. Our seeking to complete the Business Combination will involve:

•        negotiating and executing a definitive agreement and related agreements;

•        preparing and completing proxy materials;

•        establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

•        holding a special meeting to consider the Business Combination.

We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above prior to December 2, 2023. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the shares of common stock outstanding as of the Record Date, we will file a second amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our Units, Public Shares and the warrants included as part of the Units sold in the IPO (the “Public Warrants”) will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to our warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by December 2, 2023, there will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless in the event of our winding up.

What happens to our warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

How do I redeem my shares of Class A common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Time on November [_], 2023 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental Stock Transfer & Trust Company (“Continental”), our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Meeting including the URL address, https://www.cstproxy.com/[_____], along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental’s contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the meeting by dialing: 1 (800) 450-7155 (toll-free) within the U.S. and Canada, or 1 (857) 999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number [_____]. This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Chief Executive Officer at dimitri@twelveseascapital.com, so that it is received by our Chief Executive Officer prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Chief Executive Officer, which must be received by our Chief Executive Officer prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

•        Extension Amendment Proposal.    The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our common stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•        Director Election Proposal.    The director nominees must receive the affirmative vote of a plurality of the votes cast by the holders of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. A stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will also have no effect on this proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, if presented, will be considered non-discretionary, and therefore your broker, bank, or nominee cannot vote your shares without your instruction on these proposals. Consequently, your bank, broker, or other nominee can vote your shares for these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum.”

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 6,499,268 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on the Record Date, October 24, 2023, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On the Record Date, 12,998,534 shares of our Class A common stock and no shares of Class B common stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•        Stockholder of Record:    Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record.”

•        Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Dimitri Elkin, our Chief Executive Officer, and Jonathan Morris, our Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Elkin or Mr. Morris to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal, the Director Election Proposal and Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

•        Online.    If you are a stockholder of record, you may vote online at the Meeting.

•        By Mail.    You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•        Online at the Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting.”

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Proposals and each of the nominees set forth in the Director Election Proposal.

How many votes do I have?

Each share of our Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $7,500 in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You may also contact us at:

Twelve Seas Investment Company II
228 Park Avenue S.
Suite 89898
New York, NY 10003-1502
dimitri@twelveseascapital.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to enter into a definitive agreement and related agreements;

•        our ability to complete the Business Combination;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account;

•        the competitive environment in which our successor will operate following the Business Combination; and

•        proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors,” and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in (i) our IPO Prospectus, (ii) our Form 10-Q for the Quarterly Period ended June 30, 2021, and filed with the SEC on August 16, 2021, (iii) our Form 10-Q/A for the Quarterly Period ended September 30, 2021, and filed with the SEC on April 1, 2022, (iv) our Form 10-K for the Fiscal Year ended December 31, 2021, and filed with the SEC on April 1, 2022, (v) our Form 10-Q for the Quarterly Period ended March 31, 2022, and filed with the SEC on May 16, 2022, (vi) our Form 10-Q for the Quarterly Period ended June 30, 2022, and filed with the SEC on August 15, 2022, (vii) our Form 10-Q for the Quarterly Period ended September 30, 2022, and filed with the SEC on November 14, 2022, (viii) our proxy statement on Schedule 14A filed with the SEC on February 8, 2023, (ix) our 2022 Annual Report, (x) our Quarterly Report on Form 10-Q for the period ended March 31, 2023, filed with the SEC on May 22, 2023, and (xi) any other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of our shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely (the “Notice”). Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if the Extension Amendment Proposal is approved by our stockholders and the Extension is implemented by the Board.

As described in the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights,” if the deadline for us to complete a Business Combination (currently December 2, 2023) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year subsequent to the year in which a Redemption Event occurs, and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remains to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination. In the event an excise tax is determined to be owed by us, none of the cash in the Trust Account nor interest earned on the cash in the Trust Account will be used to pay such excise tax.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940 (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on March 3, 2023, we instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at Morgan Stanley until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

The funds in the Trust Account had, since our IPO, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However on March 3, 2023, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at Morgan Stanley until the earlier of the consummation of our initial Business Combination or liquidation. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit could reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation.

In the event that we are deemed to be an investment company, despite the change in investments in the Trust Account, we may be required to liquidate the Company, and the longer the period before the investment change, the greater the risk of being considered an investment company.

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or Business Combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated with us, we may not be able to consummate a Business Combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a Business Combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated.

U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.

As a result of these various restrictions, the pool of potential targets with which we could complete an initial Business Combination may be limited, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The Extension Amendment contemplated by the Extension Amendment Proposal contravenes Nasdaq rules and, as a result, may lead Nasdaq to suspend trading in the Company’s securities or lead the Company’s securities to be delisted from Nasdaq.

The Company is listed on The Nasdaq Capital Market. Nasdaq IM-5101-2 requires that a special purpose acquisition company completes one or more business combinations within 36 months of the effectiveness of its registration statement for its initial public offering, which, in the case of the Company, would be February 25, 2024 (the “Nasdaq Deadline”). The Extension Amendment, if approved and implemented, would extend the Company’s termination date beyond the Nasdaq Deadline. As a result, the Extension Amendment contemplated by the Extension Amendment Proposal does not comply with Nasdaq rules. There is a risk that trading in the Company’s securities may be suspended and the Company may be subject to delisting by Nasdaq if the Extension Amendment Proposal is approved and the Extension implemented, and the Company does not complete one or more business combinations by the Nasdaq Deadline. We cannot assure you that Nasdaq will not delist the Company in such event, or that we will be able to obtain a hearing with Nasdaq’s Hearings Panel to appeal the delisting determination, or that our securities will not be suspended pending the Hearing Panel’s decision.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        Our ability to complete an initial Business Combination with a target company contemplating a Nasdaq listing;

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A common stock is a “penny stock,” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our units, Class A common stock, and Warrants are currently listed on Nasdaq, our units, Class A common stock, and Warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

Our Sponsor, officers and directors own a substantial number of our outstanding shares of common stock and can approve the Extension Amendment Proposal and the other proposals without the vote of other stockholders.

Our Sponsor, officers and directors, following redemptions by our public stockholders in connection with the First Extension, own approximately 66.4% of the outstanding shares of common stock entitled to vote at the Meeting and intend to vote all of the shares of common stock owned by them in favor of the Extension Amendment Proposal and the other proposals. Assuming that a quorum is achieved at the Meeting and our Sponsor, officers and directors vote all of the shares of common stock owned by them at the Meeting, the Extension Amendment Proposal and the other proposals can be approved at the Meeting even if some or all of our other public stockholders do not approve the Extension Amendment Proposal and the other proposals.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on July 21, 2020, for the purpose of effecting a Business Combination with one or more businesses. On March 2, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $308,000,000 in the aggregate. The Underwriters had a 45-day option from March 2, 2021, to purchase up to an additional 4,500,000 Units to cover over-allotments. On March 8, 2021, the Underwriters exercised their over-allotment option in full, and the closing of the issuance and sale of the additional 4,500,000 Over-Allotment Units occurred on March 10, 2021, generating gross proceeds of $45,000,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 90,000 Private Placement Units at a price of $10.00 per Private Placement Unit, generating an additional $900,000 of gross proceeds.

Following the closing of the IPO and the over-allotment option, which was fully exercised, on March 2, 2021, and March 10, 2021, respectively, $345,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the IPO and the sale of the Private Placement Units was placed in a Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, December 2, 2023). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination.

The Company initially had until March 2, 2023, to consummate an initial Business Combination. On February 28, 2023, the Company held a special meeting of stockholders, at which stockholders approved an extension of the time the Company has to complete a Business Combination from March 2, 2023 to December 2, 2023, or such earlier date as determined by the Board. In connection with such meeting, stockholders holding 31,291,466 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account, and as a result $318,435,861 (approximately $10.17 per share) was removed from the Trust Account to pay such holders. In connection with the First Extension, on March 3, 2023, the Company issued a promissory note in the aggregate principal amount of up to $900,000 to the Sponsor, pursuant to which the Sponsor agreed to loan to the Company equal installments of $100,000, or approximately $0.03 per Public Share that was not redeemed in connection with the First Extension, to be deposited into the Trust Account for each month of the First Extension. Following the redemptions in connection with the First Extension, the Company had 3,208,534 Public Shares outstanding.

On February 6, 2023, the Sponsor elected to convert on a one-for-one basis 8,625,000 shares of our Class B common stock that were issued prior to our IPO into 8,625,000 shares of Class A common stock, and following the Founder Conversion, our Sponsor no longer owned any shares of Class B common stock. The Founder Shares, following the Founder Conversion, are subject to the same restrictions as the Class B common stock before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in our IPO Prospectus. The Founder Shares are entitled to registration rights.

There are currently 12,998,534 shares of our Class A common stock and no shares of Class B common stock issued and outstanding. In addition, simultaneously with and following our IPO, we have issued (i) Public Warrants to purchase 11,500,000 shares of Class A common stock and (ii) warrants included in our Private Placement Units to purchase 296,667 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO, and in connection with the underwriters’ exercise of its over-allotment option following the IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. Each Private Placement Unit consists of one share of Class A common stock and one-third of one warrant. The warrants will become exercisable 30 days after the completion of our initial Business Combination and will expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The private placement warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of the Record Date, approximately $[_____] from our IPO and the sale of the Private Placement Units is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act , until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, provide the working capital loans as may be required. If the Company completes a Business Combination, the Company would repay the working capital loans out of the proceeds of the Trust Account released to the Company. Otherwise, the working capital loans would be repaid only out of funds held outside the Trust Account. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the working capital loans, but no proceeds from the Trust Account would be used to repay the working capital loans. Up to $1,500,000 of such working capital loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the placement warrants included in the Private Placement Units, including as to exercise price, exercisability and exercise period. As of September 30, 2023, no working capital loans were outstanding.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at [__:__] [a.m./p.m.] Eastern Time on November [_], 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/[_____]. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

•        Record Holders.    If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Meeting, go to https://www.cstproxy.com/[_____], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•        Beneficial Holders.    Beneficial stockholders who own shares of the Company in “street name,” who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by November [_], 2023 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 6,499,268 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our common stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Extension Amendment Proposal

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our common stock outstanding on the Record Date, including the Founder Shares. If you do not vote or if you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Director Election Proposal

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by the holders of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal. If you do not want a director nominee elected, you must vote “AGAINST” the director nominee.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 12,998,534 shares of Class A common stock and no shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Our Sponsor, officers and directors, following redemptions by our public stockholders in connection with the First Extension, own approximately 66.4% of the outstanding shares of common stock entitled to vote at the Meeting and intend to vote all of the shares of common stock owned by them in favor of the Extension Amendment Proposal and the other proposals. Assuming that a quorum is achieved at the Meeting and our Sponsor, officers and directors vote all of the shares of common stock owned by them at the Meeting, the Extension Amendment Proposal and the other proposals can be approved at the Meeting even if some or all of our other public stockholders do not approve the Extension Amendment Proposal and the other proposals.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholder may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date. See the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights.”

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date. You may contact the Solicitation Agent at:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete the Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination. A copy of the proposed second amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s Charter provides that the Company has until December 2, 2023, to complete a Business Combination. We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter. The purpose of the Extension Amendment is, therefore, to allow the Company more time to complete its Business Combination.

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all public stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond December 2, 2023, up to the Extended Date.

We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination. We may also engage in negotiations and enter into transactions with certain (as of yet unidentified) stockholders of our company with regard to transactions under which our Sponsor would assign Founder Shares or membership interests to such stockholders in consideration of their voting in favor of the Extension and not redeeming their holdings in the Company in connection therewith.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by December 2, 2023, in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by December 2, 2023. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units. However, our Sponsor, officers, directors or Representative will be entitled to liquidating distributions from the Trust Account with respect to any public shares that they acquired in or after our IPO if we fail to complete our Business Combination by December 2, 2023.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file a second amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and expects that its Units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor or its designees have agreed to contribute to us, on a monthly basis, Loans equal to the Monthly Amount, which amount will be paid if the Business Combination is not consummated by December 2, 2023, for each calendar month (commencing on December 3, 2023, and ending on the second (2nd) day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until June 2, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. If more than [_____] Public Shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately. For example, if we complete the Business Combination on June 2, 2024, which would represent six (6) calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Extension, then the aggregate amount deposited per share will be approximately $[___] per share, with the aggregate maximum contribution to the Trust Account being $[_____]. However, if [_____] Public Shares are redeemed and [_____] of our Public Shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share for such six-month period will be approximately $[___] per share.

Assuming the Extension Amendment Proposal is approved, and the Board implements the Extension, the initial Monthly Amount will be deposited in the Trust Account by December 3, 2023. Each additional Monthly Amount will be deposited in the Trust Account within seven calendar days from the second (2nd) day of such calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Extension Amendment. The Loans will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Loans, then the Extension Amendment and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our Charter. Our Board will have the sole discretion whether, and for how many months, to extend up until June 2, 2024, and if our Board determines not to continue extending for additional calendar months, the Sponsor or its designees’ obligation to make additional Loans following such determination will terminate.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $[_____] that was in the Trust Account as of the Record Date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON NOVEMBER [_], 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern Time on November [_], 2023 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on November [_], 2023 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name,” by contacting the Company’s transfer agent or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern Time on November [_], 2023 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of the Record Date, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on the Record Date as reported on the Nasdaq was $[__].

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the Public Shares. You will be entitled to receive cash for these Public Shares only if you properly demand redemption and tender your stock certificate(s) to Continental, the Company’s transfer agent, prior to 5:00 p.m. Eastern Time on November [_], 2023 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

In addition, with respect to potential redemptions of Public Shares, the Sponsor may enter into arrangements with a limited number of the Company’s stockholders pursuant to which such stockholders would agree not to redeem the Public Shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such stockholders either Founder Shares, membership interests in the Sponsor or other consideration pursuant to such arrangements.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated, the Company will be required by its Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 8,625,000 Founder Shares (all of which have been converted into shares of our Class A common stock) and an additional 660,000 shares of Class A common stock included in the Private Placement Units, representing, in the aggregate, approximately 66.4% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor holds 8,625,000 shares of our Class A common stock and 660,000 Private Placement Units, and all such securities are directly or indirectly beneficially owned by our executive officers and directors, all of which would expire worthless if a Business Combination is not consummated;

•        the fact that the Sponsor holds a non-interest bearing unsecured promissory note in the principal amount of up to $300,000 issued in connection with the IPO, of which approximately $36,921 was outstanding as of September 30, 2023;

•        the fact that the Sponsor holds a non-interest bearing unsecured promissory note in the principal amount of up to $900,000 issued in connection with the First Extension, of which $700,000 had been drawn down as of September 30, 2023;

•        the fact that the Sponsor or an affiliate of the Sponsor may, but is not obligated to, provide us with working capital loans that, if not repaid, may be convertible into warrants at a price of $1.00 per share at the option of the Sponsor;

•        the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for certain out-of-pocket expenses incurred by it on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•        the fact that an affiliate of the Sponsor receives $10,000 per month for office space, utilities and secretarial and administrative support, and such payments continue until the earlier of the consummation by the Company of an initial Business Combination or the Company’s liquidation;

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete a Business Combination within the Combination Period, the Sponsor has agreed to indemnify us to help us ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

•        the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until December 2, 2023, to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before December 2, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders and because we will not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond December 2, 2023, to the Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL TWO — THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. The term of office of the Class I directors, Jonathan Morris, Anthony Steains and Bob Foresman, will expire at this Meeting. The term of office of the Class II directors, Neil Richardson and Dimitri Elkin, will expire at the annual meeting of stockholders to be held in 2024.

At the Meeting, three Class I directors will be elected to the Board to serve for the ensuing two-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Jonathan Morris, Anthony Steains and Bob Foresman for election as Class I directors. The biographies of Jonathan Morris, Anthony Steains and Bob Foresman are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance.”

Vote Required for Approval

The election of the foregoing director nominees requires a plurality of the votes cast by the holders of the Company’s common stock present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the election of each of the director nominees.

PROPOSAL THREE — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals. In no event will our Board adjourn the Meeting beyond December 2, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the Class A common stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Company’s shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-third of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A common stock, and, in the case where shares of the Company’s Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A common stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s Class A common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), generally will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

Our directors and officers are as follows:

Name	Age	Position
Neil Richardson	66	Chairman
Dimitri Elkin	54	Chief Executive Officer and Director
Jonathan Morris	47	Chief Financial Officer and Director
Anthony Steains	57	Director
Bob Foresman	55	Director

The experience of our directors and executive officers is as follows:

Mr. Neil Richardson has served as our Chairman since March 2021. From December 2017 until December 2019, he served as Chairman of Twelve Seas Investment Company. Since January 2012, Mr. Richardson has been the Chairman of North Sea Capital, a family office involved in private equity and other alternative investments. From 2004 to 2012, Mr. Richardson was a Founding Partner for Lion Capital, a London-based private equity firm which evolved to have assets under management of over $8 billion. From 1994 to 2004, Mr. Richardson was with Kohlberg Kravis Roberts & Co., a leading global private equity firm, where he was a General Partner and helped establish its European arm. From 1986 to 1994, Mr. Richardson was a Managing Director with Credit Suisse First Boston, a leading investment bank. From 1980 to 1986, Mr. Richardson was a manager with Bain & Company, a consulting firm. Mr. Richardson previously served as director of numerous companies including, inter alia, Newsquest, Wincor Nixdorf, Tenovis, Watches of Switzerland, EurotaxGlass’s, AS Adventure, American Apparel and Twelve Seas Investment Company. Mr. Richardson graduated from Oxford University. We believe Mr. Richardson is well-qualified to serve as the Chairman of the board given his significant directorship experience, in-depth knowledge of capital markets and investment experience.

Mr. Dimitri Elkin has been our Chief Executive Officer and a director since inception. From December 2017 until December 2019, he served as Chief Executive Officer of Twelve Seas Investment Company. Since April 2013, Mr. Elkin has been a Founding Partner of Twelve Seas Limited. From 2007 to April 2013, Mr. Elkin served as General Partner of UFG Private Equity, a mid-market regional buyout firm based in Moscow. From 2003 to 2006, Mr. Elkin was a Founding Partner at GIC Capital, a U.S. private equity firm. From 1998 to 2003, Mr. Elkin served as an investment executive at Kohlberg Kravis Roberts & Co., heading its activities in the former Soviet Union and Eastern Europe. From 1996 to 1998, Mr. Elkin served as an investment banker at Lehman Brothers. Mr. Elkin previously served as director of multiple corporate entities, including Kamaz, Imperial Porcelain Company, Russian Alcohol, and Twelve Seas Investment Company. Mr. Elkin graduated from Moscow State University and received an MBA from Harvard Business School. We believe Mr. Elkin is well-qualified to serve as a director of the Company given his extensive experience in banking, finance and investment.

Mr. Jonathan Morris has been our Chief Financial Officer since inception and a director since November 2020. Mr. Morris has over 23 years of experience as a finance executive as a principal, operator and advisor. Mr. Morris has led principal investments and structuring at a large private family office. Mr. Morris served at Blackstone Group, Inc. from 2012 to 2016, and he was on the Board of SunGard AS from 2014 to 2016. From 2005 to 2012, he was in the TMT Investment Banking Group of Credit Suisse. Mr. Morris began his career in 1997 within the private equity division of Lombard, Odier et Cie, private bank in Switzerland. Mr. Morris currently serves as Chief Development Officer of TLG Acquisition One Corp and as CFO of FreeCast Inc and Hush Aerospace. Mr. Morris holds bachelor’s degree in Finance from the University of Virginia and an MBA from Georgetown University. We believe Mr. Morris is well-qualified to serve as a director of the Company given his significant investment experience.

Mr. Anthony Steains has served as an independent director since March 2021. Mr. Steains has over 25 years of investment banking experience. Mr. Steains is the founder of Comprador Limited (“Comprador”), a Hong Kong based corporate finance advisory firm specializing in complex cross-border mergers & acquisitions and corporate restructurings, and he has served as its Chairman and CEO since April 2015, following the transfer of Blackstone’s (NYSE: BX) Asia M&A advisory business to Comprador. Prior to founding Comprador, Mr. Steains was a Senior Managing Director for Blackstone and established Blackstone Advisory Partners in 2008. Prior to Blackstone, Mr. Steains was Head of the Asia Corporate Finance Group at Lehman Brothers and was formerly Head of Merger & Acquisitions for Deutsche Bank in Asia. Prior to Deutsche Bank, Mr. Steains served as Head of Mergers & Acquisitions in Asia for ING Barings. Mr. Steains is the Senior Independent Director of Capital & Counties Properties PLC (LON: CAPC), a United Kingdom-based property investment and development company. Mr. Steains received a Bachelor of Business from the Royal Melbourne Institute of Technology and a Bachelor of Laws (Hons) from the University of London. We believe Mr. Steains is well-qualified to serve as a director of the Company given his investment banking and corporate activities.

Bob Foresman has served as an independent director since March 2021. Mr. Foresman served as an advisor to the Company until his appointment to the board. He has, since July 2020, served as a director of Ascendant Digital Acquisition Corp. (NYSE: ACND), a blank check company that consummated its initial public offering of $414,000,000 in July 2020. Mr. Foresman served as vice chairman of UBS Investment Bank (NYSE: UBS), based in New York, from October 2016 to April 2020. Mr. Foresman was also chairman of OOO UBS Bank in Russia as well as UBS Group country head for Russia and the Commonwealth of Independent States region (“CIS”) from January 2018 to April 2020. Prior to joining UBS, Mr. Foresman was the Barclays Group (OTC: BCLYF) country head (from December 2009 to April 2016) for Russia and the wider region, where he represented and coordinated the activities of Barclays Group in the region, including investment banking and wealth management. Prior to his work at Barclays, Mr. Foresman was deputy chairman of Renaissance Capital (from August 2006 to November 2009), chairman of the management committee for Russia and the CIS at Dresdner Kleinwort Wasserstein (from January 2001 to June 2006) and head of investment banking for Russia and the CIS at ING Barings (from August 1997 to December 2000). Mr. Foresman also ran the Ukrainian Privatization Advisory office of the International Finance Corporation (“IFC”) from June 1993 to November 1995 in Kyiv and worked on private equity and project finance transactions as an investment officer at IFC’s head office in Washington, DC from December 1995 to July 1997. Mr. Foresman served as an independent non-executive director of TMK Group (MCX: TRMK), a producer of steel pipes for the oil & gas industry, from June 2012 to June 2019. Mr. Foresman also currently serves on the board of Miami Steel, a micro steel mill development and eco industrial park in South Florida; on the board of InfoSec Global, a cybersecurity firm based in Toronto; as chairman of the advisory board of Amber Lion Partners, a Zurich-based investment management firm; as senior advisor of SDR Capital Markets, a Denver-based broker dealer; and vice chairman of ArkMalibu, a Cincinnati-based sell-side advisory boutique. Mr. Foresman has been a member the advisory board of Harvard University’s David Center for Russian and Eurasian Studies since January 2016; and a lifetime member of the Council on Foreign Relations since March 2015. Mr. Foresman graduated from Harvard University’s Graduate School of Arts & Sciences in 1993 and Bucknell University in 1990. Mr. Foresman also received a certificate from the Moscow Energy Institute in 1989. We believe Mr. Foresman is well-qualified to serve as a director of the Company given his investment banking and investment experience.

Number and Terms of Office of Officers and Directors

We currently have five directors. Our Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of the first class of directors, consisting of Messrs. Morris, Foresman, and Steains, expires at the Meeting. The term of office of the second class of directors, consisting of Messrs. Elkin and Richardson, will expire at the annual meeting of stockholders to be held in 2024.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board.

Committees of the Board of Directors

Our Board has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the Board. Messrs. Richardson, Foresman, and Steains serve as members of our audit committee, and Mr. Richardson chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Richardson, Foresman and Steains meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate, and our Board has determined Mr. Richardson qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the FASB, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board. Messrs. Steains and Richardson serve as members of our compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. Steains and Richardson are independent, and Mr. Steains chairs the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to an affiliate of our Sponsor of $10,000 per month for office space, utilities and secretarial and administrative support, no compensation of any kind, including finders, consulting or other similar fees, has been or will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial Business Combination. Accordingly, it is likely that prior to the consummation of an initial Business Combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial Business Combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Code of Ethics

We have adopted a code of ethics applicable to our directors, officers and employees. We have filed a copy of our code of ethics and our audit and compensation committee charters as exhibits to our 2022 Annual Report. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics in a Current Report on Form 8-K.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the year ended December 31, 2022, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act.

Executive Officer and Director Compensation

None of our officers has received any cash compensation for services rendered to us. We pay an affiliate of our Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial Business Combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, has been or will be paid by us to our Sponsor, officers or directors or any affiliate of our Sponsor, officers or directors, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Our audit committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors or our or their affiliates. Any such payments prior to an initial Business Combination are made using funds held outside the trust account.

Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial Business Combination.

After the completion of our initial Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial Business Combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial Business Combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial Business Combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Independent Public Accountant

WithumSmith+Brown, PC (“Withum”), our independent registered public accounting firm, audited our financial statements for the fiscal years ended December 31, 2022 and 2021, and for the period from July 21, 2020 (inception) through December 31, 2020. A representative of Withum is not expected to be present at the Meeting. The following is a summary of fees paid or to be paid to Withum for services rendered:

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and 2021 totaled approximately $86,580 and $79,000, respectively. These amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2022 and 2021 we did not pay Withum any audit-related fees.

Tax Fees

We were billed $0 and $7,725 by Withum for tax services, planning or advice for the years ended December 31, 2022 and 2021, respectively.

All Other Fees

We did not pay Withum for any other services for the years ended December 31, 2022 and 2021.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Founder Shares and IPO

In August 2020, the Company issued 5,750,000 Founder Shares to the Sponsor for $25,000 in cash, or approximately $0.004 per share, in connection with formation. On January 26, 2021, the Company effected a stock dividend of 0.25 shares for each Class B common stock outstanding, resulting in there being an aggregate of 7,187,500 Founder Shares outstanding. On February 25, 2021, the Company effected a stock dividend of 0.2 for each share of Class B common stock outstanding, resulting in the initial stockholders holding an aggregate of 8,625,000 shares of Class B common stock. This number included up to 1,125,000 shares of Class B common stock subject to forfeiture if the over-allotment option was not exercised in full or in part by the underwriters. On March 8, 2021, the underwriters exercised their over-allotment option in full; since then, the 1,125,000 shares of Class B common stock were no longer subject to forfeiture.

The Sponsor agreed not to transfer, assign or sell its Founder Shares until the earlier of (A) one year after the completion of the Company’s initial Business Combination or (B) subsequent to the Company’s initial Business Combination, (x) if the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination, or (y) the date on which the Company completes a liquidation, merger, capital stock exchange or other similar transaction that results in all of its stockholders having the right to exchange their shares of common stock for cash, securities or other property.

On February 6, 2023, the Company issued an aggregate of 8,625,000 shares of Class A common stock to the Sponsor, upon the conversion of an equal number of shares of Class B common stock held by the Sponsor. The 8,625,000 shares of Class A common stock issued in connection with the Conversion are subject to the same restrictions as applied to the shares of Class B common stock before the Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in our IPO Prospectus.

Simultaneously with the closing of the IPO, our Sponsor and the Representative purchased an aggregate of 800,000 Private Placement Units at a price of $10.00 per Unit, for an aggregate purchase price of $8,000,000.

On March 8, 2021, the underwriters exercised their over-allotment option in full, and the closing of the issuance and sale of the additional 4,500,000 Units occurred on March 10, 2021, generating gross proceeds of $45,000,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional aggregate of 90,000 Private Placement Units to our Sponsor and the Representative at a price of $10.00 per Private Placement Unit, generating an additional $900,000 of gross proceeds.

On March 2, 2021, the Company also issued to the Representative 275,000 shares of Class A common stock (“Representative Shares”) upon the consummation of the IPO.

There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Founder Shares, private placement shares, private placement warrants or Representative Shares, which will expire worthless if we do not consummate a Business Combination within the Combination Period.

Promissory Notes — Related Party

On July 21, 2020, the Company issued an unsecured promissory note to the Sponsor (the “IPO Note”), pursuant to which the Company may borrow up to an aggregate principal amount of $300,000 to be used for a portion of the expenses of the initial public offering. This loan is non-interest bearing and unsecured and was due at the earlier of June 30, 2021 or the closing of the IPO. The loan was not repaid upon the closing of the IPO and is due on demand. As of March 2, 2021, the Company had incurred an aggregate of $201,061 of offering expenses from the IPO under the IPO Note. The Company repaid $163,561 on March 25, 2021 and owed $36,921 as of September 30, 2023. There are no remaining borrowings available to the Company and the balance is due on demand.

On March 3, 2023, the Company issued a promissory note in the principal amount of up to $900,000 to the Sponsor, pursuant to which the Sponsor agreed to loan to the Company up to such amount in connection with the First Extension. As of September 30, 2023, $700,000 had been borrowed against the promissory note, with $200,000 remaining for withdrawal.

On August 16, 2023, the Sponsor issued a promissory note in the principal amount of $750,000 to the Company. The note does not bear interest and has no convertible options associated with the note. As of the date of this filing, no amounts have been paid under this note and $750,000 is due on demand.

Related Party Loans

To finance transaction costs in connection with an initial Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to (other than with respect to the First Extension Note), provide the working capital loans as may be required. If the Company completes an initial Business Combination, the Company would repay the working capital loans out of the proceeds of the Trust Account released to the Company. Otherwise, the working capital loans would be repaid only out of funds held outside the Trust Account. In the event that an initial Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the working capital loans but no proceeds from the Trust Account would be used to repay the working capital loans. Up to $1,500,000 of such working capital loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. As of September 30, 2023, no working capital loans were outstanding.

Administrative Service Fee

The Company has agreed, commencing on the Effective Date of the IPO, to pay an affiliate of the Company’s Sponsor a monthly fee of an aggregate of $10,000 for office space, utilities and secretarial and administrative support. Upon completion of the Company’s initial Business Combination or its liquidation, the Company will cease paying these monthly fees.

Due to Related Parties

In order to facilitate payments for the Company, parties related to the Company may make payments on behalf of the Company. These amounts due to the related party are non-interest bearing and are due on demand. As of September 30, 2023, excluding the IPO Note and the First Extension Note, the Company owed related parties $59,820.

Policy for Approval of Related Party Transactions

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Our audit committee, pursuant to its charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

In addition, we have adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company.

We have filed copies of our code of ethics and our audit committee charter as exhibits to our 2022 Annual Report. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our code of ethics in a Current Report on Form 8-K.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial Business Combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that our initial Business Combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our Sponsor, officers or directors or any affiliate of our Sponsor, officers or directors prior to, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial Business Combination (regardless of the type of transaction that it is).

Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

In the table below, the presentation gives effect to the Founder Conversion, in which our Sponsor elected to convert on a one-for-one basis 8,625,000 shares of our Class B common stock into 8,625,000 shares of our Class A common stock, and accordingly the percentage ownership is based on 12,998,534 shares of our common stock, consisting of (i) 12,998,534 shares of our Class A common stock and (ii) 0 shares of our Class B common stock, issued and outstanding as of the Record Date. Our Sponsor consummated the Founder Conversion, in part, on the basis that having additional shares of our Class A common stock issued and outstanding may assist the Company in meeting applicable continued listing requirements of Nasdaq Stock Market LLC.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Class A Common Stock Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Twelve Seas Sponsor II LLC(2)	9,285,000	66.4%
Neil Richardson(3)	—	—
Dimitri Elkin(2)	9,285,000	66.4%
Jonathan Morris(2)	9,285,000	66.4%
Anthony Steains(3)	—	—
Bob Foresman	—	—
All executive officers and directors as a group (5 individuals)	9,285,000	66.4%

Other 5% Stockholders
Fir Tree Capital Management(4)	968,230	7.45%

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 228 Park Avenue S., Suite 89898, New York, NY 10003-1502.

(2)      Twelve Seas Sponsor II LLC, our Sponsor, is the record holder of the securities reported herein. On February 6, 2023, our Sponsor elected to convert on a one-for-one basis 8,625,000 shares of our Class B common stock into 8,625,000 shares of our Class A common stock. Dmitri Elkin and Jonathan Morris are the managing members of our Sponsor. By virtue of this relationship, Dmitri Elkin and Jonathan Morris may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Dmitri Elkin and Jonathan Morris disclaim any such beneficial ownership except to the extent of his pecuniary interest.

(3)      Each of these individuals holds a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      According to a Form 13-HR filed on August 14, 2023, Fir Tree Capital Management LP holds 968,230 shares of our Class A common stock as of June 30, 2023. The business address for Fir Tree Capital is 500 Fifth Avenue, 9th FL, New York, NY 10110.

Changes in Control

None.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 annual meeting, it must have been submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Charter and bylaws. Accordingly, notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2024 annual meeting, assuming the meeting is held on or about [_____], 2024, notice of a nomination or proposal must be delivered to us no later than [_____], 2024 and no earlier than [_____], 2024. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying Business Combination on or before December 2, 2023, there will be no annual meeting in 2024.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should contact us at (323) 667-3211 or by mail at 228 Park Avenue S., Suite 89898, New York, NY 10003-1502, to inform us of your request; or

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Karen Smith
President & CEO
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Toll Free: (877) 870-8565
Collect: (206) 870-8565
(banks and brokers can call collect at (206) 870-8565)
Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them from us via e-mail at dimitri@twelveseascapital.com.

If you are a stockholder of the Company and would like to request documents, please do so by November [_], 2023, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED SECOND AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
TWELVE SEAS INVESTMENT COMPANY II

Pursuant to Section 242 of the
Delaware General Corporation Law

Twelve Seas Investment Company II (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)      The name of the Corporation is Twelve Seas Investment Company II. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on July 21, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 25, 2021 (the “Amended and Restated Certificate of Incorporation”) and an Amendment to the Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 28, 2023 (the “First Amendment”).

2)      This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3)      This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)      The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 1, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its Business Combination by June 2, 2024, or such earlier date as determined by the Corporation’s board of directors (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day (the “Deadline Date”)) and (iii) the redemption of shares in connection with a vote seeking to (a) amend such provisions of this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of common stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, the Corporation has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [__] day of November, 2023.

TWELVE SEAS INVESTMENT COMPANY II
By:
Name:	Dimitri Elkin
Title:	Chief Executive Officer

Annex A-2

TWELVE SEAS INVESTMENT COMPANY II
228 Park Avenue S.
Suite 89898
New York, NY 20003-1502

SPECIAL MEETING IN LIEU OF AN ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER [_], 2023
YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

TWELVE SEAS INVESTMENT COMPANY II

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER [_], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [_____], 2023 (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of Twelve Seas Investment Company II (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [__:__] [a.m./p.m.] Eastern Time on November [_], 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Dimitri Elkin and Jonathan Morris, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting in Lieu of an Annual Meeting of Stockholders to be held on November [_], 2023:

The notice of Meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 are available at https://www.cstproxy.com/[_____].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, IF PRESENTED.	Please mark ☒ votes as indicated in this example
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation, as amended, to extend the date by which the Company has to consummate a Business Combination from December 2, 2023 to June 2, 2024 (or such earlier date as determined by the Board).

	☐	☐	☐
Proposal 2 — Director Election Proposal	FOR	WITHHELD

To elect the following directors as Class I directors (to serve until the annual meeting of stockholders of the Company to be held in 2025 or until a successor is elected and qualified or their earlier resignation or removal):

Jonathan Morris	☐	☐
Anthony Steains	☐	☐
Bob Foresman	☐	☐
Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.

	☐	☐	☐

Date: _______________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.